UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2021

Okta, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38044	26-4175727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Street, Suite 600

San Francisco, California 94105

(Address of principal executive offices) (Zip Code)

(888) 722-7871

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	OKTA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 17, 2021, Okta, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Meeting”). The Company’s stockholders voted on three proposals at the Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 6, 2021 (the “2021 Proxy Statement”). Holders of the Company’s Class A Common Stock were entitled to one vote for each share held as of the close of business on April 19, 2021 (the “Record Date”), and holders of the Company’s Class B Common Stock were entitled to ten votes for each share held as of the close of business on the Record Date. The Class A Common Stock and Class B Common Stock (together, the “Common Stock”) voted as a single class on all matters. Present at the Meeting in person or by proxy were holders of 114,568,150 shares of Class A and Class B Common Stock, together representing a total of 181,945,185 votes, or a majority of the voting power of all issued and outstanding shares of the Company’s Common Stock as of the Record Date, and constituting a quorum under the Company’s Bylaws. The final results with respect to each such proposal are set forth below:

Proposal 1 — Election of Directors.

The stockholders elected each of the two persons named below as Class I directors to serve until the 2024 annual meeting of stockholders or until their successors are duly elected and qualified. The results of such vote were:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Todd McKinnon	147,816,335	14,826,376	19,302,474
Michael Stankey	145,335,863	17,306,848	19,302,474

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm.

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2022. The results of such vote were:

For	Against	Abstain
181,496,090	274,791	174,304

Proposal 3 — Advisory Non-Binding Vote on Compensation of Named Executive Officers.

The stockholders approved, on an advisory non-binding basis, the compensation of the Company’s named executive officers, as disclosed in the 2021 Proxy Statement. The results of such vote were:

For	Against	Abstain	Broker Non-Votes
153,629,773	8,803,557	209,381	19,302,474

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 21st day of June 2021.

OKTA, INC.

By:	/s/ Jonathan T. Runyan
Name:	Jonathan T. Runyan
Title:	General Counsel